NUVEEN ENHANCED CORE EQUITY FUND

NUVEEN ENHANCED MID-CAP FUND

SUPPLEMENT DATED JUNE 1, 2010

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2009

AND

TO THE PROSPECTUS DATED OCTOBER 31, 2009

Effective June 1, 2010, David Tierney is no longer a portfolio manager of the Nuveen Enhanced Core Equity Fund or the Nuveen Enhanced Mid-Cap Fund. John Gambla and Rob Guttschow, Managing Directors and Co-Chief Investment Officers of Nuveen HydePark Group, LLC, the funds’ sub-adviser, remain portfolio managers of each fund.

There have been no changes in either funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR FUND’S

SUMMARY PROSPECTUS OR PROSPECTUS

FOR FUTURE REFERENCE

MGN-HYDE-0610P